UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
 SCHEDULE 14A
 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
 THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

 Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
 Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Custom Truck One Source, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CUSTOM TRUCK ONE SOURCE, INC. 7701 INDEPENDENCE AVE KANSAS CITY, MO 64125 CUSTOM TRUCK ONE SOURCE, INC. 2023 Annual Meeting Vote by June 14, 2023 11:59 PM ET You invested in CUSTOM TRUCK ONE SOURCE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 15, 2023. Vote Virtually at the Meeting* June 15, 2023 9:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/CTOS2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V15329-P93824 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V15330-P93824 01) Paul Bader 02) Rahman D’Argenio 03) Mark D. Ein 04) David Glatt 1. To elect each of the four Class A directors to serve until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified. Nominees: 2. To amend and restate the Restated Certificate of Incorporation to reflect director voting rights consistent with our Amended and Restated Stockholders’ Agreement, which also provides greater flexibility for the Board to change its size or composition without impacting the voting control of Platinum Equity Advisors, LLC’s director designees in certain circumstances. For For For 3. To ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for its fiscal year ending December 31, 2023. NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.